                      SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (date of earliest event reported):
                                 April 30, 1998



                              MAC-GRAY CORPORATION
             (Exact Name of Registrant as specified in its charter)



          Delaware                   011-13495                04-3361982
(State or other jurisdiction     (Commission File          (I.R.S. Employer
            of incorporation)           Number)            Identification No.)



                     22 Water Street, Cambridge, Ma  02141
             (Address of principal executive offices and zip code)

                                 (617) 492-4040
              (Registrant's telephone number, including area code)
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April 30, 1998 Form 8-K

Item 5.  Other Events
-------  ------------

On March 12, 1998 Mac-Gray Corporation acquired Intirion Corporation in a transaction which has been accounted for using the pooling-of-interests method. For the one month period ending April 30, 1998 Mac-Gray Corporation reports the following financial information:



                            MAC-GRAY CORPORATION
                      Condensed Financial Information
                    FOR THE MONTH ENDING APRIL 30, 1998
                               (IN THOUSANDS)

                                                                   unaudited
Condensed Balance Sheet Information:
  Current assets                                                    $ 27,299
  Noncurrent assets                                                  127,601
  Current liabilities                                                 17,209
  Noncurrent liabilities                                              89,223
  Redeemable common stock                                              7,797
  Stockholders' equity                                                57,880

Condensed Income Statement Information:
  Revenue                                                           $ 10,262
  Cost of revenue                                                      7,362
  Income from operations                                               1,172
  Net income                                                             675


The financial information reported is being furnished solely for the purposes of complying with accounting standards releases 130 and 135 as published by the Securities and Exchange Commission and is not necessarily indicative of the results of operations for any other period or the quarter ending June 30, 1998.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 1998              MAC-GRAY CORPORATION


                                 By:  /s/ Patrick A. Flanagan
                                     ---------------------------------------
                                     Patrick A. Flanagan
                                     Executive Vice President and Secretary



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